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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _______________



                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                April 26, 2001
             ------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                          Exodus Communications, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



       Delaware                       0-23795                     77-0403076
------------------------      ------------------------       -------------------
(State of Incorporation)      (Commission file number)             (I.R.S.
                                                                   Employer
                                                             Identification No.)



                        2831 Mission College Boulevard
                         Santa Clara, California 95054
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (408) 346-2200
             ----------------------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5:  OTHER EVENTS.

     Attached hereto as Exhibit 99.01 and incorporated by reference herein is financial information for Exodus Communications, Inc. (the "Company") for the quarter ended March 31, 2001. Such information was previously presented in a press release issued by the Company on April 26, 2001.

     Effective April 30, 2001, the Company implemented changes to its organizational structure and management responsibilities. Associated with these changes, Donald Casey, President and Chief Operating Officer, and Beverly Brown, Executive Vice President and Chief Marketing Officer, both resigned. Laurie Priddy, the Company's Senior Vice President, Operations, was promoted to Executive Vice President, North American Operations. Ms. Priddy originally joined the Company from GlobalCenter Inc., where she was Chief Operating Officer. Dick Mattern, who has joined the Company from Siemens Information and Communication Networks where he was Senior Vice President of its venture arm, Mustang Ventures, will serve as Executive Vice President, Business Development and Strategic Planning.

     On April 30, 2001, the Company issued a press release announcing that Dick Stoltz, the Company's senior advisor for strategy and finance and former Chief Financial Officer and Chief Operating Officer, has resumed his responsibilities as Chief Financial Officer and Executive Vice President, Finance on a temporary basis. R. Marshall Case, who succeeded Stoltz, is leaving the Company for personal reasons. A copy of the press release is filed as Exhibit 99.02 and incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibits are filed herewith:

     99.01 Financial information for the Company for the quarter ended March 31, 2001.

     99.02  Press release dated April 30, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: May 1, 2001

                              EXODUS COMMUNICATIONS, INC.


                              By: /s/ Adam W. Wegner
                                 ---------------------------------------------
                                  Adam W. Wegner, Senior Vice President, Legal
                                  and Corporate Affairs, General Counsel and
                                  Secretary
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                                 EXHIBIT INDEX
                                 -------------


  99.01 Financial information for the Company for the quarter ended March 31, 2001.

  99.02  Press release dated April 30, 2001.